Filed pursuant to Rule 497(e) under the Securities Act of 1933

File No. 333-03715

SUPPLEMENT DATED MAY 1, 2007 TO THE PROSPECTUS OF

NUVEEN TRADEWINDS VALUE OPPORTUNITIES FUND

Dated October 30, 2006

The following disclosure is hereby inserted at the beginning of the section of the Prospectus entitled “How to Buy Shares”:

Effective at the close of business on June 29, 2007, the Fund will suspend offering its shares to new investors, except as follows. The Fund will continue to offer shares (1) through retirement plans and institutions which have the Fund approved or under review as of June 29, 2007, and funded by October 30, 2007, (2) to investors purchasing on a periodic fee, asset-based fee, or no transaction fee basis through a broker-dealer sponsored mutual fund purchase (WRAP) program; and (3) to benefit plans sponsored by Nuveen Investments and its affiliates. The Fund will continue to offer shares to existing shareholders and, as market conditions permit, may recommence offering shares to other new investors in the future. Any such offerings of the Fund’s shares may be limited in amount and may commence and terminate without any prior notice.

MGN-VOP-0507D